As filed with the Securities and Exchange
                         Commission on November 2, 2001

                            PROXY STATEMENT PURSUANT
                       TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/       Filed by a party other than the Registrant / /

Check the appropriate box:

/  /  Preliminary Proxy Statement
/ X /  Definitive Proxy Statement
/  /  Soliciting Material Pursuant to Rule 14a-12
/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
/  /  Definitive Additional Materials



                     THE MEXICO EQUITY AND INCOME FUND, INC.

- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 - -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials:

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/ /  Check  box if  any part of the fee  is offset as provided  by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 27, 2001

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on November 27, 2001, at 10:00 a.m., for the following purposes:

1. To elect one Class I Director to hold office until the year 2002 Annual Meeting, two Class II Directors to hold office until the year 2003 Annual Meeting, and one Class III Director to hold office until the year 2004 Annual Meeting (Proposal 1);

2. To approve an amendment to the investment advisory agreement between Acci Worldwide, S.A. de C.V. (the "Investment Adviser" or "Acci Worldwide") and the Fund which would increase the annual fee paid to the Investment Adviser by the Fund (Proposal 2);

3. To consider and act upon a proposal to pursue the creation and registration of put warrants which are designed to afford stockholders an opportunity to realize net asset value for their shares (Proposal 3); and

4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 1, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o Firstar Mutual Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 637-7549.

                                        By Order of the Board of Directors,


                                        Andrew P. Chica
Dated:   November 9, 2001               Secretary

Unless you expect to be present at the meeting, please fill in, date, sign and mail the enclosed proxy card in the enclosed reply envelope. Your prompt response will assure a quorum at the Meeting.


                           INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


Corporate Accounts                               Valid Signature

(1)   ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)   ABC Corp................................John Doe, Treasurer
(3)   ABC Corp.
      c/o John Doe, Treasurer.................John Doe
(4)   ABC Corp. Profit Sharing Plan...........John Doe, Trustee

Trust Accounts

(1)   ABC Trust...............................Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
      u/t/d/ 12/28/78.........................Jane B. Doe

Custodial or Estate Accounts

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)   John B. Smith...........................John B. Smith, Jr., Executor



                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                         -------------------------------


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 27, 2001

                         -------------------------------


PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on November 27, 2001, at 10:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about November 9, 2001.

     Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Director, FOR the approval of an amendment to the investment advisory agreement between Acci Worldwide, S.A. de C.V. (the "Investment Adviser" or "Acci Worldwide") and the Fund, and FOR a proposal to pursue the creation and registration of put warrants which are designed to afford stockholders an opportunity to promptly realize net asset value ("NAV") for their shares.

     In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares held in the name of the broker or nominee for whom an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Firstar Mutual Fund Services, LLC, the administrator to the Fund (the "Administrator").

     The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on November 1, 2001 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on November 1, 2001 was 8,595,573. The Fund is a closed-end, management investment company.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o Firstar Mutual Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 637-7549. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to stockholders on or about November 9, 2001.


                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS


     In accordance with the Fund's Articles of Incorporation, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, stockholders will be asked to elect one Class I Director to hold office until the year 2002 Annual Meeting or thereafter until his successor is duly elected and qualified, two Class II Directors to hold office until the year 2003 Annual Meeting or thereafter until each of their respective successors are duly elected and qualified, and one Class III Director to hold office until the year 2004 Annual Meeting or thereafter until his successor is duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

     On March 16, 2001, Alan H. Rappaport, a Director since 1990, Carroll W. Brewster, a Director since 1991, and Sol Gittleman, a Director since 1990, resigned as Directors of the Fund. As a result, at the April 3, 2001 Board Meeting, the sole remaining Director, Phillip Goldstein, appointed an Advisory Board (the "Advisory Board") consisting of Gerald Hellerman, Rajeev Das and Andrew Dakos to furnish advisory services to the sole Director of the Fund. It is anticipated that on or about November 15, 2001, Mr. Goldstein will appoint Mr. Glenn Goodstein as a Class I Director, Messrs. Das and Dakos as Class II Directors, and Mr. Hellerman as a Class III Director.

     At the Meeting, stockholders will be asked to vote for the election of the following nominees: Mr. Glenn Goodstein as a Class I Director to serve until the year 2002 Annual Meeting or thereafter until his successor is duly elected and qualified, Messrs. Rajeev Das and Andrew Dakos as Class II Directors to serve until the year 2003 Annual Meeting or thereafter until each of their respective successors are duly elected and qualified, and Mr. Gerald Hellerman as a Class III Director to serve until the year 2004 Annual Meeting or thereafter until his successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Goodstein, Das, Dakos and Hellerman. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the ages and principal occupations of each of the Directors and nominees for election as Class I, Class II, and Class III Directors, all of whom are not "Interested Persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the number of shares of common stock of the Fund beneficially owned by each of them, directly or indirectly:



Class I Director to serve until the Year 2002 Annual Meeting of Stockholders:
                                                                                  Shares of Common Stock
                                                                                   Beneficially Owned on
                                Principal Occupation           with the              November 1, 2001*
           Director               Over Last 5 Years            Fund Since   Age     Amount**          %
                                                                                    ------            -

Phillip Goldstein       Director  of  the  Fund  since  2000;     2000       56     406,844       4.73%
60 Heritage Drive       President   of  Kimball  &  Winthrop,
Pleasantville, NY 10570 Inc.,  an investment  advisory  firm, since  1992;  Portfolio  Manager  and
                        President  of the general  partner of
                        Opportunity   Partners   L.P.   since
                        1992;   Investment   Manager   for  a
                        limited   number  of  clients   since
                        1992;    Advocate   for   shareholder
                        rights  since  1996;  Director of the
                        Italy  Fund,  Inc.  since  May  2000;
                        Director of the  Dresdner  RCM Global
                        Strategic  Income  Fund,  Inc.  since
                        November   2000;   Director   of  the
                        Brantley  Capital  Corporation  since
                        2001;   Director   of  the   Clemente
                        Strategic  Value Fund, Inc. from 1998
                        until 2000;  and  Managing  Member of
                        the  general  partner  of Full  Value
                        Partners L.P. since 2001.




Class I Director to serve until the Year 2002 Annual Meeting of Stockholders:
                                                                                     Shares of Common Stock
                                                                                     Beneficially Owned on
                                                                                   -------------------------

                                                               Position                November 1, 2001*
                                Principal Occupation           with the
           Nominee                Over Last 5 Years            Fund Since   Age      Amount**            %
                                                                                     ------              -
Glenn Goodstein         Registered  Investment  Adviser since     2001       38       159,041       1.85%
16830 Adlon Road  1999; Director  of the  Italy  Fund,
Encino, CA 91436        Inc.  since  2000;  Director  of  the
                        Dresdner RCM Global  Strategic Income
                        Fund,  Inc.  since 2000; and has held
                        several   executive   positions  with
                        Automatic Data Processing,  Inc. from
                        1988 until 1996.




Class II Directors to serve until the Year 2003 Annual Meeting of Stockholders:

                                                                                     Shares of Common Stock
                                                                                     Beneficially Owned on
                                                               Position            -------------------------
                                Principal Occupation           with the                November 1, 2001*
           Nominee                Over Last 5 Years            Fund Since   Age       Amount**           %
                                                                                      ------             -
Rajeev Das***           Member of the Fund's  Advisory  Board     2001       32        -500-        0.01%
125 Seaman Avenue, 4B   from  April  2001  to  October  2001;
New York, NY 10034      Senior    Analyst   for   Kimball   &
                        Winthrop,   Inc.   since  1997;   and
                        Credit  Manager  for Muriel Siebert &
                        Company from 1996 until 1997.

Andrew Dakos***         Member of the Fund's  Advisory  Board     2001       35         -0-          -0-
43 Waterford Drive      from  April  2001  to  October  2001;
Montville, NJ 07045     President and CEO of Uvitec  Printing
                        Ink,  Inc.  since  2001;  Director of
                        Dresdner RCM Global  Strategic Income
                        Fund,  Inc.;  and Managing  Member of
                        the  general  partner  of Full  Value
                        Partners L.P. since 2001.



Class III Director to serve until the Year 2004 Annual Meeting of Stockholders:

                                                                                     Shares of Common Stock
                                                                                     Beneficially Owned on
                                                                                   -------------------------
                                                                                       November 1, 2001*
                                                               Position            -------------------------
                                Principal Occupation           with the
           Nominee                Over Last 5 Years            Fund Since   Age      Amount**         %
                                                                                     ------           -
Gerald Hellerman***     Managing    Director   of   Hellerman     2001       64         -0-          -0-
10965 Eight Bells Lane  Associates,     a    financial    and
Columbia, MD 21044      corporate  consulting  firm;  Trustee
                        of Third  Avenue  Value  Trust  since
                        1993;  Trustee  of  the  Third Avenue
                        Variable   Series  Trust  since 1999;
                        Member  of the Fund's  Advisory Board
                        from April 2001 to October 2001;  and
                        Director  of  the  Clemente Strategic
                        Value Fund, Inc. from 1998 until 2000.

* Unless otherwise noted, each nominee directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.

*** Has served as a member of the Fund's Advisory Board since April 2001, and it is anticipated that he will be appointed as a Director of the Fund on or about November 15, 2001.

     At the Annual Meeting of Stockholders held on December 3, 1999 and reconvened on February 4, 2000, stockholders of the Fund approved an amendment to the Fund's By-laws which provides that all compensation earned by the Directors of the Fund shall be held in escrow and not paid to them until the stockholders of the Fund are able to realize NAV for all their shares.
Accordingly, all compensation earned by the non-interested Directors since February 4, 2000, and all members of the Advisory Board since April 2001, have been held in escrow. As a result of the resignations of Messrs. Brewster and Gittleman on March 16, 2001, Messrs. Brewster and Gittleman have been paid their respective fees earned, and reimbursed any expenses incurred in connection with their respective attendance at any meetings of the Fund's Board of Directors or the Audit Committee, which were previously held in escrow. Compensation for each of the nominees, if elected, as well as the compensation paid to Mr. Goldstein, will be held in escrow in accordance with the By-laws of the Fund.

     The aggregate remuneration paid or accrued to Directors not affiliated with Acci Worldwide, or Advantage Advisers, Inc., the Fund's former U.S. adviser ("Advantage"), was approximately $30,854 during the fiscal year ended July 31, 2001, and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors' attendance at Directors' meetings was $1,631. The Fund pays each non-interested Director an annual fee of $5,000 plus $700 for each Directors' meeting and committee meeting attended in person and $100 for each meeting attended by means of a telephonic conference. The officers and interested Directors of the Fund received no compensation from the Fund.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid or accrued during the year ended July 31, 2001, as well as the total compensation earned by each Director of the Fund by the Fund and other funds advised by the Investment Adviser or Advantage or their affiliates. The Fund has no bonus, profit sharing, pension or retirement plans.



                         Director    Aggregate Compensation From Fund    Total Compensation From Other Funds
      Name of Director     Since                 for 2001                 Advised by Acci Worldwide for 2001
Phillip Goldstein          2000                   $9,650                                  $0
Alan H. Rappaport*         1990                     $0                                    $0
Carroll W. Brewster*       1991                   $5,150                                  $0
Sol Gittleman*             1990                   $5,050                                  $0
Gerald Hellerman**         2001                   $4,170                                  $0
Rajeev Das**               2001                   $3,767                                  $0
Andrew Dakos**             2001                   $3,067                                  $0
Glenn Goodstein            2001                     $0                                    $0
--------------------------------------------------------------------------------


* Resigned as a member of the Board of Directors of the Fund on March 16, 2001.

** Has served as a member of the Fund's Advisory Board since April 2001, and it is anticipated that he will be appointed as a Director of the Fund on or about November 15, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's common stock, and the Fund's investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the
Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2001.

Required Vote

     Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

     MR. GOLDSTEIN, AS THE SOLE MEMBER OF THE BOARD OF DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. GOODSTEIN AS A CLASS I DIRECTOR OF THE FUND, MESSRS. RAJEEV DAS AND ANDREW DAKOS AS CLASS II DIRECTORS OF THE FUND, AND MR. GERALD HELLERMAN AS A CLASS III DIRECTOR OF THE FUND.



                                 PROPOSAL NO. 2


                       CONSIDERATION OF THE APPROVAL OF AN
                 AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
                BETWEEN THE FUND AND ACCI WORLDWIDE, S.A. DE C.V.


     Pursuant to an Investment Advisory Agreement, dated October 14, 1991 (the "Current Acci Worldwide Agreement"), between the Fund and Acci Worldwide, a subsidiary of Acciones y Valores de Mexico, S.A. de C.V. ("AVM"), Acci Worldwide has acted as the Fund's investment co-adviser with respect to Mexican securities investments. Pursuant to a U.S. advisory agreement, dated November 3, 1997 (the "Advantage Agreement"), Advantage, a subsidiary of Oppenheimer & Co., Inc., acted as the Fund's U.S. adviser until August 31, 2001. At a meeting held on September 20, 2001, Mr. Goldstein, as the Fund's sole Director, approved an amendment to the Current Acci Worldwide Agreement (the "Amended Acci Worldwide Agreement") whereby: (i) the investment advisory fees to be paid to Acci Worldwide for its investment advisory services are increased; (ii) Acci Worldwide is the Fund's sole investment adviser and is responsible for any and all advisory obligations and duties previously performed with Advantage; and,
(iii) all references made to Advantage are deleted. If the Amended Acci Worldwide Agreement is approved by the Fund's stockholders, then all services formerly provided by Advantage will be provided by Acci Worldwide. The Amended Acci Worldwide Agreement is attached hereto as Exhibit A and shall be immediately effective upon its approval by the stockholders.

     With the exception of the aforementioned revisions to the annual investment advisory fees and the increase in the scope of the management of the Fund's affairs, as described below, the Amended Acci Worldwide Agreement is substantially identical to the Current Acci Worldwide Agreement with respect to the services to be provided to the Fund. Notwithstanding the revision to the annual investment advisory fees payable to Acci Worldwide, the revised rate paid to the Investment Adviser is less than the rate previously paid to both Acci Worldwide and Advantage, as co-advisers to the Fund.

     The Board of Directors hereby submits the Amended Acci Worldwide Agreement to the stockholders for their consideration and approval.

     Acci Worldwide was organized in 1990 as a company with limited liability under the laws of Mexico to carry on investment management activities and is registered as an investment adviser in the United States under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). In addition to its services to the Fund, Acci Worldwide acts as a sub-adviser to The Latin America Capital Partners Limited. Acci Worldwide is a wholly owned subsidiary of AVM. The principal address of Acci Worldwide is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600.

     AVM, organized in 1971, owns 1000 shares of the capital stock of Acci Worldwide. AVM provides institutional and brokerage services as well as financial advice to investors and securities issuers, specializing in money market, brokerage and corporate finance operations, and provides investment advice to Mexican investment funds. Through a family of mutual, pension and fixed income funds, AVM has over $6 billion under management invested exclusively in Mexican equity and fixed income securities. AVM is one of the leading brokerage firms in Mexico and is a wholly owned subsidiary of Grupo Financiero Banamex, S.A. de C.V. ("Grupo Banamex"). Grupo Banamex also holds the controlling interest in Banco Nacional de Mexico, S.A., Mexico's largest commercial bank.

     AVM holds one hundred (100%) percent of the capital stock of ACCI Securities, Inc., a securities brokerage firm incorporated in Delaware in June 1990, with its principal place of business in New York, New York. ACCI Securities, Inc. is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and effects transactions as a broker in Mexican securities, primarily for U.S. institutional investors and, solely incidental thereto, provides investment advice and research.

The Advantage Agreement

     From October 14, 1991 to August 31, 2001, Advantage served as the U.S. adviser to the Fund. Advantage and the Fund mutually agreed to terminate this relationship effective August 31, 2001. Advantage is a corporation organized under the laws of the State of Delaware on May 31, 1990 and is registered under the Advisers Act.

     For its services, Advantage received a monthly fee at an annual rate of 0.40% of the Fund's average monthly net assets. For the fiscal years ended July 31, 1999, 2000 and 2001, Advantage earned a fee under the Advantage Agreement of $375,924, $436,909 and $377,149, respectively, which was paid or payable by the Fund.

     Pursuant to the Advantage Agreement, Advantage provided advice and consultation to Acci Worldwide regarding the Fund's overall investment strategy and Acci Worldwide's individual decisions to buy, sell or hold particular securities. In addition, Advantage furnished to Acci Worldwide and the Fund international economic information and analysis with particular emphasis on macroeconomic issues relating to Mexico and North America. Advantage also furnished to the Investment Adviser investment advice regarding global and U.S. debt securities, particularly with respect to investments made during defensive periods, and regarding the Fund's assets held for distribution or payment of expenses or pending reinvestment in securities. In addition, Advantage made investment decisions jointly with Acci Worldwide regarding any convertible debt security acquisitions made by the Fund and would participate in the process of negotiating and structuring any future acquisitions of convertible debt securities directly from Mexican companies.

     Advantage and Acci Worldwide both provided investors with information with respect to the Mexican economy and securities market, the net asset value of the Fund's portfolio and the general composition of such portfolio, including by making available to investors a toll free telephone number. Advantage also supervised and coordinated the work of the Fund's administrator with respect to regulatory filings and the overall administration of the Fund in the United States.

The Current Acci Worldwide Agreement

     Pursuant to the Current Acci Worldwide Agreement, Acci Worldwide receives a monthly fee at an annual rate of .52% of the Fund's average monthly net assets. For the fiscal years ended July 31, 1999, 2000 and 2001, Acci Worldwide earned a fee under the Current Acci Worldwide Agreement of $488,702, $567,982 and $490,294, respectively, which was paid or payable by the Fund.

     Pursuant to the Current Acci Worldwide Agreement, Acci Worldwide makes investment decisions for the Fund, prepares and makes available to the Fund research and statistical data in connection therewith and supervises the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out such transactions on behalf of the Fund, subject to the direct participation by Advantage in any investment decisions with respect to investments by the Fund in convertible debt securities. All decisions to acquire convertible debt securities require the concurrence of both Acci Worldwide and Advantage. In the case of securities transactions other than the acquisition of convertible debt securities, Acci Worldwide receives advice from, and consults with, Advantage regarding the Fund's overall investment strategy and Acci Worldwide's individual decisions to buy, sell or hold particular securities. Subject to this participation by Advantage and the oversight and supervision of the Fund's Board of Directors, Acci Worldwide is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies and for making decisions to buy, sell or hold particular securities. The Current Acci Worldwide Agreement provides that the Acci Worldwide shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current Acci Worldwide Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Current Acci Worldwide Agreement. The Current Acci Worldwide Agreement was last approved by a majority of the Fund's outstanding voting shares on November 7, 1994 and by the Directors, including a majority of the Directors who are not parties to the Current Acci Worldwide Agreement or interested persons (as defined in the Advisers Act) of such parties, on June 28, 2001. By its terms, the Current Acci Worldwide Agreement continues in effect from year to year, provided, if it is approved annually by a vote of a majority of the members of the Fund's Board of Directors who are not parties to the Current Acci Worldwide Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Fund or the Investment Adviser may terminate the Current Acci Worldwide Agreement at any time, without payment of penalty, upon sixty (60) days written notice. The Current Acci Worldwide
Agreement will terminate automatically in the event of its assignment (as defined in the Advisers Act).

The Amended Acci Worldwide Agreement

     As a result of the mutual termination of the Advantage Agreement, Mr. Goldstein, as the sole Director of the Fund, with the advice and consent of the Advisory Board, approved entering into the Amended Acci Worldwide Agreement at a meeting held on September 20, 2001.

     The Amended Acci Worldwide Agreement amends the Current Acci Worldwide Agreement in several respects. The references to the U.S. adviser have been deleted including, the description of the U.S. adviser's investment advisory role under its agreement with the Fund which was terminated as of September 1, 2001. Moreover, due to the increased scope of Acci Worldwide's advisory services to the Fund, as a result of Advantage's mutual termination, Acci Worldwide will receive a monthly fee at an annual rate of 0.80% of the Fund's average monthly net assets.

     Acci Worldwide will continue to make investment decisions for the Fund, prepare and make available to the Fund research and statistical data and supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out such transactions on behalf of the Fund, without the participation of Advantage in any investment decisions with respect to investments by the Fund in convertible debt securities. Advantage no longer participates in any investment decisions for the Fund after September 1, 2001.

     In the case of all portfolio securities transactions, Acci Worldwide has been the Fund's sole investment adviser since September 1, 2001. Subject only to the oversight and supervision of the Fund's Board of Directors, Acci Worldwide will be solely responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies and for making decisions to buy, sell or hold particular securities.

     The Amended Acci Worldwide Agreement continues to provide that Acci Worldwide shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Amended Acci Worldwide Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Amended Acci Worldwide Agreement. The Fund or the Investment Adviser may terminate the Amended Acci Worldwide Agreement at any time, without payment of penalty, upon sixty (60) days written notice. The Amended Acci Worldwide Agreement will terminate automatically in the event of its assignment (as defined in the Advisers Act).

Information Concerning the Effect of the Amended Acci Worldwide Agreement

     The following table compares the compensation paid to Acci Worldwide and Advantage, as co-advisers, by the Fund under the Current Acci Worldwide Agreement and the Advantage Agreement, in the Fund's fiscal year ended July 31, 2001 and the compensation that the Fund would have paid Acci Worldwide for similar services in fiscal year 2001, had the Amended Acci Worldwide Agreement been in effect and had the Advantage Agreement no longer been in effect throughout such period. All figures contained in the table below represent percentages based on average monthly net assets.



                                                                   FEES AND EXPENSES
                                                                    FOR FISCAL 2001
                                                                   UNDER THE AMENDED
                                                                    ACCI WORLDWIDE
                                                                       AGREEMENT
                                             ACTUAL FEES AND
                                           EXPENSES FOR 2001*
Advisory  Fee . . . . . . . . . .  . . .          .92%                   .80%

Other  Expenses  . .. . . . . . .  . . .          .98%                   .98%

Total  Expenses . . . . . . . . .  . . .          1.90%                  1.78%

Decrease in Fee Payable by Fund
for Investment Advisory Services**. . .          (0.12)%

------------------------


* Actual fees and expenses for fiscal year 2001 are the aggregate of fees and expenses paid to both Acci Worldwide and Advantage, as co-advisers, pursuant to the Current Acci Worldwide Agreement and the Advantage Agreement, respectively.

** Reflects the difference between the fees and expenses paid to Acci Worldwide and Advantage in 2001 and the fees and expenses which would have been payable to Acci Worldwide in fiscal year 2001 under the Amended Acci Worldwide Agreement, without Advantage.


Evaluation by the Board of Directors

     Mr. Goldstein, as the sole member of the Board of Directors and who is not an interested person of any party to the Amended Acci Worldwide Agreement or its affiliates, has approved the Amended Acci Worldwide Agreement for the Fund and recommends that stockholders of the Fund approve such agreement. The Fund's sole Director deliberated with all of the members of the Advisory Board and approved the Amended Acci Worldwide Agreement at the Director's meeting held on September 20, 2001. The Amended Acci Worldwide Agreement is effective upon stockholder approval. If the stockholders do not approve the Amended Acci Worldwide Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Amended Acci Worldwide Agreement to the stockholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

     In approving the Amended Acci Worldwide Agreement and determining to submit it to the stockholders of the Fund for their approval, Mr. Goldstein considered the best interests of the stockholders and took into account factors he deemed relevant. The factors considered by Mr. Goldstein included the nature, quality and scope of the operations and services to be provided by Acci Worldwide, while focusing on the experience of Acci Worldwide with respect to its prior services provided to the Fund. Furthermore, Mr. Goldstein considered the fact that the revised investment advisory fees payable to Acci Worldwide are less than the aggregate compensation paid to both Acci Worldwide and Advantage, as co-advisers to the Fund, for substantially the same services.

     Based upon its review of the above factors, the Board, consisting of Mr. Goldstein as the sole Director of the Fund, determined that the Amended Acci Worldwide Agreement is in the best interests of the Fund and its stockholders. The entire Advisory Board has also determined that the Amended Acci Worldwide Agreement is in the best interest of the Fund and its stockholders. If elected by the stockholders, Messrs. Goodstein, Das, Dakos and Hellerman intend to join Mr. Goldstein in ratifying the Amended Acci Worldwide Agreement.

Required Vote

     As provided by the Advisers Act, approval of the Amended Acci Worldwide Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

     MR. GOLDSTEIN, AS THE SOLE MEMBER OF THE BOARD OF DIRECTORS, WHO IS NOT AN "INTERESTED PERSON" OF THE FUND, ACCI WORLDWIDE OR ITS AFFILIATES, RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE AMENDED ACCI WORLDWIDE AGREEMENT.


                                 PROPOSAL NO. 3

                PROPOSAL TO pursue the creation and registration
                      of put warrants which are designed to
                  AFFORD STOCKHOLDERS A SERIES OF OPPORTUNITIES
               TO REALIZE NET ASSET VALUE ("NAV") FOR THEIR SHARES


     Phillip Goldstein, the sole member of the Board of Directors, with the advice and consent of the members of the Advisory Board, believes that it is in the best interest of the stockholders of the Fund that the Fund undertake an initiative to pursue the creation and registration of put warrants designed to afford the stockholders a series of opportunities to realize NAV for their shares. Although this proposal is not binding, if it is approved by the stockholders, the newly constituted Board of Directors will undertake an initiative to effectuate the creation and registration of put warrants.

     Initially conceived by Mr. Goldstein as an innovative means by which stockholders of a closed-end investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a "put warrant". The proposed put warrant concept is currently being reviewed, on an informal basis, by the staff (the "Staff") of the SEC. The Staff has thus far expressed concern about certain terms and conditions, as well as the overall concept, of the put warrants as initially proposed. Furthermore, the Staff has indicated, during an initial informal conversation, that due to the unique nature of the put warrants, a newly conceived security designed to permit stockholders to realize net asset value for their shares, it will likely be necessary to for several divisions within the SEC to review different aspects of the put warrants. Should the Staff, however, provide favorable responses to the overall concept of the put warrants, the Fund will proceed to seek the necessary authorizations and approvals to issue such put warrants, including, to the extent that it may be required, stockholder approval.

     THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE STAFF WILL PROVIDE A FAVORABLE RESPONSE TO THIS CONCEPT OR THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.

     AT THIS TIME, THE FUND IS SEEKING STOCKHOLDER APPROVAL ONLY TO PURSUE THE CREATION AND REGISTRATION OF PUT WARRANTS, RATHER THAN THE ACTUAL ISSUANCE AND REGISTRATION OF SUCH PUT WARRANTS.

     As initially conceived by Mr. Goldstein, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund's common stock (the "Share") for each put warrant held once each calendar quarter, in exchange for an in-kind pro-rata distribution of the Fund's portfolio securities (and, if applicable, cash) of the Fund valued at NAV per Share or cash equal to NAV per Share.

     Should the development of the put warrant concept be subject to extensive delays, the Board of Directors will consider the use of more traditional means of promptly delivering NAV to stockholders.

     After delivering NAV to stockholders, whether by put warrant or by more traditional means, the Board of Directors may consider the appropriateness of conducting a rights offering or other offering in order to increase the number of issued and outstanding shares. However, it is currently intended that any such offering will be combined with a commitment from the Board of Directors to combine any offering, if appropriate, with a provision for a subsequent opportunity to realize NAV.

Required Vote

     Although this proposal is not binding, if it is approved by a simple majority of the votes cast at the meeting, the Board of Directors will undertake an initiative to effectuate a policy to afford the stockholders an opportunity to promptly realize NAV for their shares, utilizing any viable means including the implementation of put warrants, if favorably reviewed, authorized and approved by the Securities and Exchange Commission (the "SEC") on terms acceptable to the Board of Directors, or, at the sole discretion of the Board of Directors, using more traditional means including, but not necessarily limited to, a tender offer. For purposes of voting on this proposal, abstentions and broker non-votes will be counted as shares present for quorum purposes but are not considered votes cast.

     Mr. Goldstein, as the sole Director of the Fund, and the entire Advisory Board have determined that it would be in the best interest of the Fund and its stockholders for the Fund to pursue the creation and registration of the put warrants. If elected by the stockholders, Messrs. Goodstein, Das, Dakos and Hellerman intend to join Mr. Goldstein in ratifying the Fund's pursuit of the creation and registration of put warrants.

     MR. GOLDSTEIN, THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS, TOGETHER WITH THE ADVICE AND CONSENT OF THE ADVISORY BOARD, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO PURSUE THE CREATION AND REGISTRATION OF PUT WARRANTS.


                                 AUDIT COMMITTEE

     The Fund's Audit Committee is currently composed of three (3) independent Directors, Messrs. Hellerman (as Chairman), Das and Goldstein. Messrs. Hellerman and Das served on the Audit Committee while they were members of the Advisory Board. It is proposed that after this meeting, these three (3) Directors will continue to comprise the Audit Committee. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened twice during the fiscal year ended July 31, 2001.

     On June 28, 2001, the Audit Committee, followed by the Board of Directors, approved the continuance of the Fund's written charter setting forth the duties and responsibilities of the Audit Committee. A copy of the charter, as adopted by the Board of Directors of the Fund, is included in this Proxy Statement as Exhibit B.

     The following table sets forth the approximate aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Investment Adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Investment Adviser that provides services to the Fund ("All Other Fees").

----------------------- -------------------------------------- -----------------
           Audit Fees   Financial Information Systems Design   All Other Fees
----------------------- -------------------------------------- -----------------
           $57,800.00                  $0.00                      $3,000.00
----------------------- -------------------------------------- -----------------

     The Fund has no nominating or compensation committees.


     Mr. Phillip Goldstein, the sole Director, attended one hundred percent (100%) of the seven (7) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the year ended July 31, 2001. Messrs. Alan Rappaport, Carroll W. Brewster and Sol Gittleman each attended at least seventy-five percent (75%) or more of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which each respective individual served as a Director in the year ended July 31, 2001.

Audit Committee Report

     The Audit Committee has met and held discussions with PFPC, Inc., the Fund's Administrator during the fiscal year ended July 31, 2001, as well as the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discu ssed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standard s Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended July 31, 2001 filed with the Securities and Exchange Commission.

                                                     Respectfully submitted,

                                                     G. Hellerman
                                                     R. Das
                                                     P. Goldstein


                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR


The Investment Adviser

     From November 7, 1997 to August 31, 2001, Acci Worldwide and Advantage served as co-advisers to the Fund. As of August 31, 2001, Advantage ceased being a co-adviser to the Fund. Acci Worldwide continues to serve as the investment adviser to the Fund pursuant to the Current Acci Worldwide Agreement and will continue to serve as the investment adviser under the Amended Acci Agreement, subject to stockholder approval.

     Acci Worldwide was organized in 1990 as a company with limited liability under the laws of Mexico to carry on investment management activities, and is a registered investment adviser under the Advisers Act. Acci Worldwide has served as co-adviser to the Fund since the Fund's inception. The principal business address of Acci Worldwide is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600. Acci Worldwide is a wholly owned subsidiary of AVM.

     AVM, organized in 1971, provides institutional and brokerage services as well as financial advice to investors and securities issuers, specializing in money market, brokerage and corporate finance operations, and provides investment advice to Mexican investment funds. AVM is one of the leading brokerage firms in Mexico and is a wholly owned subsidiary of Grupo Banamex.

     The names, titles and principal occupations of the current Directors and executive officers of Acci Worldwide are set forth in the following table. The business address of each person listed below is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600.


                    Name                       Title and Principal Occupation

Alfredo  Loera  . . . . . . . . . . . . . . .  Deputy  President of Grupo
                                               Banamex,  Head of Asset
                                               Management of AVM and Chairman
                                               of Acci Worldwide

Maria Eugenia Pichardo . . . . . . . . . . . . Deputy Asset Management  Director
                                               of AVM and  Director  General and
                                               Secretary of Acci Worldwide

Enrique Garay . . . . . . . . . . . . . . . .  Deputy Managing Director of
                                               the Trading Equities Division of
                                               AVM and Director of Acci
                                               Worldwide

Vidal  Lavin  . . . . . . . . . . . . . . . .  Asset Management Director of AVM
                                               and Director of Acci Worldwide

Francisco Lopez . . . . . . . . . . . . . . .  Executive Director of Acci
                                               Worldwide

Marcela Martinez . . . . . . . . . . . . . .   Operational Executive Manager of
                                               Acci Worldwide


The Administrator

     Prior to September 1, 2001, PFPC, Inc. ("PFPC"), whose address is 400 Bellevue Parkway, Wilmington, DE 19809, acted as the administrator of the Fund. At the June 28, 2001 meeting of the Board of Directors, PFPC and the Fund mutually terminated the Administration Agreement effective as of September 1, 2001.

     At the same meeting when the PFPC Administration Agreement was terminated, the Board approved a new Administration Agreement with Firstar Mutual Funds
Services, LLC, whose address is 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202. The new Administration Agreement is effective as of September 1, 2001. The Board also approved, at the June 28, 2001 meeting of the Board of Directors (i) a Custody Agreement, effective as of September 1, 2001, and (ii) a Stock Transfer Agency Agreement, effective September 1, 2001, both agreements are with Firstar Bank, N.A., whose address is 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.



                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS


     The following table sets forth the beneficial ownership of shares of the Fund, as of November 1, 2001, by each person known to the Fund to be deemed a beneficial owner of more than five (5%) percent of the total outstanding shares of common stock of the Fund:


                                               Shares of Common Stock           % of Fund's Outstanding
                                                 Beneficially Owned            Shares Beneficially Owned
       Name and Address of Beneficial Owner    on October 31, 2001 (1)            on October 31, 2001
Mira L.P. (2)                                       2,264,280 (2)                      26.34% (3)
One Chase Manhattan Plaza, 42nd Floor
New York, New York 10005

Zurich Capital Markets Inc. (2)                     2,264,280 (2)                      26.34% (3)
One Chase Manhattan Plaza, 42nd Floor
New York, New York 10005

--------------------------------

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.

(2) Based solely upon information presented in a Schedule 13D, filed on December 7, 1999, filed jointly by Mira L.P. and Zurich Capital Markets Inc. Based upon this information, Zurich Capital Markets Inc. acts as the General Partner of Mira L.P. Therefore, Zurich Capital Markets Inc. has an indirect ownership in the 2,264,280 shares, and the aggregate beneficial ownership of shares of the Fund by both Mira L.P. and Zurich Capital Markets, Inc. is 2,264,280 shares. Further pursuant to this Schedule 13D, each respective entity has shared voting and dispositive power with respect to all 2,264,280 shares.

(3) This percentage is calculated on the basis of 8,595,573 shares of stock outstanding as of November 1, 2001.

     Additionally, on October 31, 2001, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 8,140,974 shares of the Fund, equal to approximately 94.71% of the outstanding shares of the Fund.



                                 OTHER BUSINESS


     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2002, must be received by the Fund addressed to The Mexico Equity and
Income Fund, Inc. c/o Firstar Mutual Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Firstar Mutual Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July, 2002) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in November 2002 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.


                                         THE MEXICO EQUITY AND INCOME Fund, Inc.


                                         Andrew P. Chica
                                         Secretary

Dated:   November 9, 2001


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                                    EXHIBIT A


               AMENDED and restated INVESTMENT ADVISORY AGREEMENT


     AGREEMENT dated and effective as of October 14, 1991, as amended and restated as of ________________, 2001, between THE MEXICO EQUITY AND INCOME FUND, INC., a Maryland corporation (herein referred to as the "Fund") and ACCI WORLDWIDE, S.A. de C.V., a company organized under the laws of the Mexico (herein referred to as the "Investment Adviser").

     WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated October 14, 1991 (the "Original Agreement"); and,

     WHEREAS, the Fund and the Investment Adviser desire to amend the terms of the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

     1. Appointment of the Investment Adviser.

          (a) The Investment Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the United States Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Investment Adviser's expense for the use of the Fund such office space and facilities as the Fund may reasonably require for its needs in Mexico City, Mexico, and to furnish at the Investment Adviser's expense clerical services in the United States or Mexico related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund's officers and employees (including, where applicable, the Fund's share of payroll-taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Adviser or any of its affiliates; provided, however, that the Fund, and not the Investment Adviser or any of its affiliates, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Investment Adviser shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Adviser in this Section 1.

          (b) In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are directors, officers or employees of the Investment Adviser whose services may be involved, for the following expenses of the Fund; organization expenses (but not the overhead or employee costs of the Investment Adviser); legal fees and expenses of counsel (United States and Mexican) to the Fund and, if counsel is retained by the directors who are not "interested persons" of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the United States Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

          (c) In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Investment Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser must consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Adviser may, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or accounts over which the Investment Adviser exercises investment discretion.

          (d) The Investment Adviser may contract with or consult with such banks, other securities firms or other parties in Mexico or elsewhere as it may deem appropriate to obtain additional advisory information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters and clerical and accounting services and other assistance. It is acknowledged and agreed that the Investment Adviser will be responsible for the management of the Fund's portfolio and overall investment strategy, in accordance with the Fund's investment policies, and for making decisions to buy, sell or hold particular securities, including but not limited to all investment decisions with respect to the Fund's portfolio of convertible debt securities.

     2. Remuneration. The Fund agrees to pay to the Investment Adviser, in either U.S. dollars or pesos, as may from time to time be agreed among the Fund and the Investment Adviser, as full compensation for the services to be rendered and expenses to be borne by the Investment Adviser hereunder, a monthly fee at an annual rate equal to 0.80% of the value of the Funds average monthly net assets. For purposes of computing the fee, the average monthly net assets of the Fund are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the 1940 Act and the directions of the Fund's Board of Directors. Subject to the provisions of Section 6 of this-Agreement, such fee shall be computed beginning on __________________, 2001 (the "Effective Date") until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month in which the Effective Date occurs shall be pro rated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee to the Investment Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before, the end of any month, such fee shall be payable on the date of termination of this Agreement.

     3. Representations and Warranties. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the United States Investment Advisers Act of 1940, as amended, and agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     4. Services Not Deemed Exclusive. Nothing herein shall be construed as prohibiting the Investment Adviser from providing investment management and advisory services to, or entering into investment management and advisory agreements with, other clients, including other registered investment companies and clients which may invest in securities of Mexican issuers, or from utilizing (in providing such services) information furnished to the Investment Adviser by others as contemplated by Section 1 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Investment Adviser an agent of the Fund.

     5. Limit of Liability. The Investment Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Adviser.

     6. Duration and Termination. This Agreement shall continue in effect from year to year, provided, such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days' written notice delivered or sent to the other party, and (b) shall automatically be terminated in the event of its assignment; provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     7. Non-Assignment and Amendment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to Section 6. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Adviser or of an entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile followed by delivery in person to the parties at the addresses set forth below:



                           If to the Fund:

                           The Mexico Equity and Income Fund, Inc.
                           615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202
                           Telephone:       (414) 765-5307
                           Facsimile:       (414) 276-8207
                           Attention:       Andrew P. Chica

                           with a copy to:

                           Spitzer & Feldman P.C.
                           405 Park Avenue
                           New York, NY 10022
                           Telephone:       (212) 888-6680
                           Facsimile:       (212) 838-7472
                           Attention:       Thomas R. Westle, Esq.

                           If to the Investment Adviser:

                           Acci Worldwide, S.A. de C.V.
                           Paseo de la Reforma 398
                           06600 Mexico, D.F.
                           Telephone:       52 5 2250765
                           Fax:             52 5 3264898
                           Attention:       Eugenia Pichardo, Director General

or to such other address as to which the recipient shall have informed the other parties in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.

     10. Consent to Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against the Investment Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     11.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  duly  authorized
signatories to execute this Agreement as of the day and year first written above.


                                 THE MEXICO EQUITY AND INCOME FUND, INC.



                                 By:_______________________________________
                                 Name:
                                 Title:

                                 ACCI WORLDWIDE, S.A. de C.V.



                                 By:_______________________________________
                                 Name:
                                 Title:




                                    EXHIBIT B


                             AUDIT COMMITTEE CHARTER


                     THE MEXICO EQUITY AND INCOME FUND, INC.
                             AUDIT COMMITTEE CHARTER


Objectives:

I. The Board of Directors (the "Board") of the Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board.

II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

Responsibilities:

     I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

     (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

     (b) to meet with Fund's independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to the Board and stockholders;

     (c) to review significant current financial reporting issues and practices with management and the auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations;

     (f) to review the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

     (g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (h) to review this Charter and recommend any changes to the full Board.

     II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

     III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.